UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2020
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 17, 2020, Sonic Automotive, Inc. (the “Company”) and certain of its subsidiaries entered into Amendment No. 3 to Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement and Modification to Loan Documents (the “Floorplan Facility Amendment”) with Bank of America, N.A., as administrative agent, revolving administrative agent, lender, new vehicle swing line lender and used vehicle swing line lender, JPMorgan Chase Bank, N.A., U.S. Bank, National Association, Mercedes-Benz Financial Services USA LLC, Wells Fargo Bank, National Association, Comerica Bank, Capital One, N.A., MassMutual Asset Finance LLC, PNC Bank, National Association, TD Bank, N.A. and Toyota Motor Credit Corporation, as lenders, and VW Credit, Inc., as a floorplan lender (as amended, the “Floorplan Facility”). The Floorplan Facility Amendment extends the scheduled maturity date of the Floorplan Facility to November 30, 2022 and contains certain customary covenants and other provisions.
On September 17, 2020, the Company and certain of its subsidiaries also entered into Amendment No. 2 to Fourth Amended and Restated Credit Agreement and Modification to Loan Documents (the “Revolving Facility Amendment”) with Bank of America, N.A., as administrative agent, revolving administrative agent, lender, swing line lender and letter of credit issuer, and Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, JPMorgan Chase Bank, N.A., Comerica Bank, VW Credit, Inc., U.S. Bank, National Association, Wells Fargo Bank, National Association, World Omni Financial Corp., Capital One, N.A., MassMutual Asset Finance LLC, PNC Bank, National Association and TD Bank, N.A., as lenders (as amended, the “Revolving Facility”). The Revolving Facility Amendment extends the scheduled maturity date of the Revolving Facility to November 30, 2022 and contains certain customary covenants and other provisions.
The foregoing summaries of the Floorplan Facility Amendment and the Revolving Facility Amendment, as well as the various ancillary agreements entered into in connection therewith, do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

September 17, 2020	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel